UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2024

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

838 Walker Road, Suite 21-2105 Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZ	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $6.81 per share	CORZW	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $0.01 per share	CORZZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On June 3, 2024, Core Scientific, Inc. (the “Company”) issued a press release announcing the expansion of the Company’s relationship with CoreWeave, Inc. (“CoreWeave”) through a series of agreements to provide additional hosting services to CoreWeave. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.
Also on June 3, 2024, the Company released a supplementary investor presentation regarding the agreements with CoreWeave. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before, on or after the date hereof, regardless of any general incorporation language except as expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “opportunity,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “potential,” “hope” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements include, but are not limited, statements regarding potential benefits of or expectations regarding the strategic relationship, agreements and contemplated transactions with CoreWeave, impacts on the Company’s financial and operating results, completion and timing of certain events, impacts on the Company’s trading multiple and ability to deliver shareholder value, the Company’s intention and ability to capitalize on additional or related opportunities, and the Company’s plans, objectives, expectations and intentions. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include, but are not limited to, unanticipated difficulties or expenditures relating to the strategic relationship, agreements and contemplated transactions with CoreWeave; the possibility that the anticipated financial and operational benefits of the strategic relationship, agreements and contemplated transactions and additional opportunities are not realized when expected or at all; disruptions of current plans and operations caused by the announcement and execution of the strategic relationship, agreements and contemplated transactions; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, regulatory or employee relationships, including those resulting from the announcement or execution of the strategic relationship, agreements and contemplated transactions; unexpected risks or the materialization of risks that are greater than anticipated; occurrence of any event, change or other circumstance that could give rise to the termination of the contracts with CoreWeave; delays in required approvals; the availability of government incentives; and legal proceedings, judgments or settlements in connection with the strategic relationship and contemplated transactions, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the Securities and Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements. The Company does not assume any duty or obligation (and does not undertake) to update or supplement any forward-looking statements.

Item 9.01    Financial Statement and Exhibits
(d) Exhibits:

Exhibit No.	Description

99.1*	Press Release dated June 4, 2024
99.2*	Investor Presentation dated June 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The information contained in this exhibit is furnished but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: June 4, 2024

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer